Met Investors Series Trust Blackrock High Yield Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 07/01/09 through 12/31/09


Portfolio:			Blackrock High Yield Portfolio


Security:			Hanesbrands, Inc. (CUSIP 410345AF9)


Date Purchased:			12/03/09


Price Per Share:		98.686 USD


Shares Purchased
by the Portfolio *:		506,657,479


Total Principal Purchased
by the Portfolio *:		500,000,000 USD


% of Offering Purchased
by the Portfolio:		0.20%


Broker:				JPMorgan Securities, Inc.


Member:				PNC Capital Markets


Met Investors Series Trust BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 07/01/09 through 12/31/09


Portfolio:			BlackRock High Yield Portfolio


Security:			Greif, Inc. (CUSIP 397624AG2)


Date Purchased:			07/23/09


Price Per Share:		99.637 USD


Shares Purchased
by the Portfolio *:		250,910,806


Total Principal Purchased
by the Portfolio *:		250,000,000 USD


% of Offering Purchased
by the Portfolio:		0.12%


Broker:				JPMorgan Securities Inc.


Member:				PNC Capital Markets


Met Investors Series Trust Goldman Sachs Mid Cap Value Portfolio
Securities Purchases during an Underwriting involving
BofA Merrill Lynch Global Research subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 07/01/09 through 12/31/09


Portfolio:			Goldman Sachs Mid Cap Value Portfolio


Security:			Genworth Financial, Inc.-Class A (CUSIP 37247D106)


Date Purchased:			09/16/09


Price Per Share:		11.75 USD


Shares Purchased
by the Portfolio *:		48,000,000


Total Principal Purchased
by the Portfolio *:		564,000,000 USD


% of Offering Purchased
by the Portfolio:		0.1469%


Broker:				BofA Merrill Lynch Global Research


Member:				Goldman Sachs & Co.
				BofA Merrill Lynch Global Research
				Deutsche Bank Securities, Inc.
				Dowling & Partners Securities LLC


Met Investors Series Trust Goldman Sachs Mid Cap Value Portfolio
Securities Purchases during an Underwriting involving
Barclays Capital, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 07/01/09 through 12/31/09


Portfolio:			Goldman Sachs Mid Cap Value Portfolio


Security:			Avago Technologies, Ltd. (CUSIP Y0486S104)


Date Purchased:			08/05/09


Price Per Share:		15.00 USD


Shares Purchased
by the Portfolio *:		43,200,000


Total Principal Purchased
by the Portfolio *:		648,000,000 USD


% of Offering Purchased
by the Portfolio:		0.1348%


Broker:				Barclays Capital, Inc.


Member:				Goldman Sachs & Co.
				Barclays Capital, Inc.
				Morgan Stanley & Co., Inc.
				Citibank
				Credit Suisse First Boston Corp.
				Deutsche Bank Securities, Inc.
				JP Morgan Securities, Inc.
				UBS Investment Bank
				Kohlberg Kravis Roberts & Co.
				ABN AMRO Securities, Inc.
				FTN Equity Capital Markets Corp.



Met Investors Series Trust Harris Oakmark International Portfolio
Securities Purchases during an Underwriting involving
BNP Paribas subject to Rule 10f-3 under
the Investment Company Act of 1940.

For the period 07/01/09 through 12/31/09


Portfolio:			Harris Oakmark International Portfolio


Security:			BNP Paribas (CUSIP 730968906)


Date Purchased:			10/13/09


Price Per Share:		40.00 Euro


Shares Purchased
by the Portfolio *:		37,310


Total Principal Purchased
by the Portfolio *:		1,492,400 Euro


% of Offering Purchased
by the Portfolio:		0.11%


Broker:				BNP Paribas


Member:				Lazard-NATAXIS


Met Investors Series Trust Lazard Mid Cap Equity Portfolio
Securities Purchases during an Underwriting involving
Morgan Stanley & Co., Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 07/01/09 through 12/31/09


Portfolio:			Lazard Mid Cap Equity Portfolio


Security:			A123 Systems, Inc. (CUSIP 03739T108)


Date Purchased:			09/23/09


Price Per Share:		13.50 USD


Shares Purchased
by the Portfolio *:		2,037,037


Total Principal Purchased
by the Portfolio *:		27,500,000 USD


% of Offering Purchased
by the Portfolio:		0.0049%


Broker:				Morgan Stanley & Co., Inc.


Member:				Lazard Capital Markets LLC


Met Investors Series Trust Van Kampen Comstock Portfolio
Securities Purchases during an Underwriting involving
Merrill Lynch subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 07/01/09 through 12/31/09


Portfolio:			Van Kampen Comstock Portfolio


Security:			Verisk Analytics (CUSIP 92345Y106)


Date Purchased:			10/06/09


Price Per Share:		22.00 USD


Shares Purchased
by the Portfolio *:		85,250,000


Total Principal Purchased
by the Portfolio *:		1,875,500,000 USD


% of Offering Purchased
by the Portfolio:		0.03%


Broker:				Merrill Lynch


Member:				Morgan Stanley & Co., Inc.



Met Investors Series Trust Van Kampen Comstock Portfolio
Securities Purchases during an Underwriting involving
Merrill Lynch subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 07/01/09 through 12/31/09


Portfolio:			Van Kampen Comstock Portfolio


Security:			Bank of America Corp. (CUSIP 060505419)


Date Purchased:			12/03/09


Price Per Share:		15.00 USD


Shares Purchased
by the Portfolio *:		1,286,000,000


Total Principal Purchased
by the Portfolio *:		19,290,000,000 USD


% of Offering Purchased
by the Portfolio:		0.24%


Broker:				Merrill Lynch


Member:				Morgan Stanley & Co., Inc.


Met Investors Series Trust Van Kampen Comstock Portfolio
Securities Purchases during an Underwriting involving
Goldman Sachs & Co. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 07/01/09 through 12/31/09


Portfolio:			Van Kampen Comstock Portfolio


Security:			Wells Fargo & Co. (CUSIP 949746101)


Date Purchased:			12/15/09


Price Per Share:		25.00 USD


Shares Purchased
by the Portfolio *:		426,000,000


Total Principal Purchased
by the Portfolio *:		10,650,000,000 USD


% of Offering Purchased
by the Portfolio:		0.25%


Broker:				Goldman Sachs & Co.


Member:				Morgan Stanley & Co., Inc.


Met Investors Series Trust Van Kampen Mid Cap Growth Portfolio
Securities Purchases during an Underwriting involving
Merrill Lynch subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 07/01/09 through 12/31/09


Portfolio:			Van Kampen Mid Cap Growth Portfolio


Security:			Verisk Analytics, Inc.-Class A (CUSIP 92345Y106)


Date Purchased:			10/06/09


Price Per Share:		22.00 USD


Shares Purchased
by the Portfolio *:		85,250,000


Total Principal Purchased
by the Portfolio *:		1,875,500,000 USD


% of Offering Purchased
by the Portfolio:		0.37%


Broker:				Merrill Lynch


Member:				Morgan Stanley & Co., Inc.